       As filed with the Securities and Exchange Commission on November 12, 1997
                                                  Registration No. 333-
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                              -------------------
                                   FORM S-8
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
                              -------------------
                           SEAGATE TECHNOLOGY, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                              -------------------

        DELAWARE                                        94-2612933
 ----------------------                      ---------------------------------
(STATE OF INCORPORATION)                    (I.R.S. EMPLOYER IDENTIFICATION NO.)

                                920 DISC DRIVE
                        SCOTTS VALLEY, CALIFORNIA 95066
                                (408) 438-6550
  (ADDRESS, INCLUDING ZIP CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                              -------------------

                       1991 INCENTIVE STOCK OPTION PLAN
                           (FULL TITLE OF THE PLANS)

                              -------------------

                                DONALD L. WAITE
                           EXECUTIVE VICE PRESIDENT
                           SEAGATE TECHNOLOGY, INC.
                                920 DISC DRIVE
                        SCOTTS VALLEY, CALIFORNIA 95066
                                (408) 438-6550
(NAME, ADDRESS, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                              -------------------

                                  Copies to:
                            CHRIS F. FENNELL, ESQ.
                       WILSON SONSINI GOODRICH & ROSATI
                           PROFESSIONAL CORPORATION
                              650 PAGE MILL ROAD
                              PALO ALTO, CA 94306
                                (650) 493-9300

                              -------------------

                        CALCULATION OF REGISTRATION FEE

==========================================================================================
                                                 PROPOSED     PROPOSED
                                                  MAXIMUM     MAXIMUM
     TITLE OF EACH CLASS            AMOUNT        OFFERING    AGGREGATE        AMOUNT OF
      OF SECURITIES TO              TO BE           PRICE     OFFERING        REGISTRATION
        BE REGISTERED             REGISTERED      PER SHARE    PRICE             FEE(1)
------------------------------------------------------------------------------------------
Common Stock,
$0.01 par value, to be         15,000,000 shares   $24.1875  $362,812,500.00  $109,944.00
issued under the 1991
Incentive Stock Option Plan
==========================================================================================

(1) Calculated in accordance with Rule 457(c) solely for the purpose of calculating the registration fee based upon the average of the high and low prices of the Common Stock as reported on the New York Stock Exchange Composite Tape on November 10, 1997.
================================================================================

    The contents of the Registrant's Form S-8 Registration Statement (Registration No. 33-43911) dated November 14, 1991, Form S-8 Registration Statement (Registration No. 33-50973) dated November 9, 1993 and Form S-8 Registration Statement (Registration No. 33-64339) dated November 16, 1995 are incorporated herein by reference.


            PART II:  INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 8.    Exhibits
           --------

                Exhibit
                Number                             Documents
                -------     ----------------------------------------------------------------
                   4.1      1991 Incentive Stock Option Plan, as amended
                   5.1      Opinion of counsel as to legality of securities being registered
                  23.1      Consent of Counsel (contained in Exhibit 5.1)
                  23.2      Consent of Independent Auditors for Seagate Technology, Inc.
                  23.3      Consent of Independent Accountants for Seagate Peripherals, Inc.
                  24.1      Power of Attorney (see page II-3)

                                  SIGNATURES


       Pursuant to the requirements of the Securities Act of 1933, the Registrant, Seagate Technology, Inc., certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scotts Valley, State of California, on this 12th day of November, 1997.


                                            SEAGATE TECHNOLOGY, INC.



                                            By: /s/ Alan F. Shugart
                                               ---------------------------------
                                               Alan F. Shugart, Chairman of the
                                               Board and Chief Executive Officer

                               POWER OF ATTORNEY

       KNOW ALL PERSONS BY THESE PRESENTS, that each such person whose signature appears below constitutes and appoints, jointly and severally, Alan F. Shugart and Donald L. Waite, jointly or severally, his or her attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any amendments to this Registration Statement on Form S-8 (including post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

       PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.


        SIGNATURE                    TITLE                         DATE
        ---------                    -----                         ----

                            Chairman of the Board             November 12, 1997
 /s/ Alan F. Shugart        and Chief Executive Officer
--------------------------  (Principal Executive Officer)
(Alan F. Shugart)

 /s/ Donald L. Waite        Executive Vice President,         November 12, 1997
--------------------------  Chief Administrative Officer,
(Donald L. Waite )          Chief Financial Officer and
                            Corporate Secretary (Principal
                            Financial and Accounting
                            Officer)

 /s/ Gary B. Filler         Director                          November 12, 1997
--------------------------
(Gary B. Filler)

 /s/ Kenneth E. Haughton    Director                          November 12, 1997
--------------------------
(Kenneth E. Haughton)

 /s/ Robert A. Kleist       Director                          November 12, 1997
--------------------------
(Robert A. Kleist)



 /s/ Lawrence Perlman       Director                          November 12, 1997
--------------------------
(Lawrence Perlman)

                            Director
--------------------------
(Thomas P. Stafford)

                            Director
--------------------------
(Laurel L. Wilkening)

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                          ---------------------------

                                   EXHIBITS

                          ---------------------------

                      Registration Statement on Form S-8

                           Seagate Technology, Inc.

                               November 12, 1997

                               INDEX TO EXHIBITS


                                                                          SEQUENTIALLY
  EXHIBIT                                                                   NUMBERED
  NUMBER                          EXHIBIT                                     PAGE
  -------                         -------                                 ------------
    4.1  1991 Incentive Stock Option Plan, as amended
    5.1  Opinion of counsel as to legality of securities being registered
   23.1  Consent of Counsel (contained in Exhibit 5.1)
   23.2  Consent of Independent Auditors for Seagate Technology, Inc.
   23.3  Consent of Independent Accountants for Seagate Peripherals, Inc.
   24.1  Power of Attorney (see page II-3)